UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2013

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
NCR Corporation (“NCR”) is furnishing this Form 8-K/A solely to correct certain line items in the non-GAAP to GAAP reconciliations included in slides 21 and 22 in the Supplementary Non-GAAP Materials in the Investor Presentation, dated December 2, 2013, that was furnished as Exhibit 99.1 to NCR’s Form 8-K dated December 2, 2013 (the “December 2 Form 8-K”). On slide 21, the “Depreciation and amortization” line item should have been $12 million and not $11 million. On slide 22, the “Actuarial gain - pension” line item should have been ($277 million) and not $277 million; and a “Gain on sale of property, plant and equipment” line item of ($16 million) should have been included. These line item corrections do not change the Income from Operations (GAAP) and Adjusted EBITDA (non-GAAP) totals on these two slides or elsewhere in the presentation.
This Form 8-K/A is not intended to, nor does it, reflect events occurring after the furnishing of the December 2 Form 8-K, and NCR’s Investor Presentation that was included with the December 2 Form 8-K is not being modified or updated in any way other than as necessary to reflect the corrections to the non-GAAP to GAAP reconciliations described above. Furthermore, the Press Release that was included with the December 2 Form 8-K as Exhibit 99.2 has not been modified or updated in any way.

Item 7.01    Regulation FD Disclosure

A copy of NCR’s Investor Presentation, dated December 2, 2013, as revised to reflect the corrections to the non-GAAP to GAAP reconciliations described in the Explanatory Note above, is attached hereto as Exhibit 99.1.
The information provided pursuant to this Item 7.01 is to be considered “furnished” pursuant to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any of NCR’s reports or filings under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such report or filing.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description

99.1	Revised Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR CORPORATION

Date:	December 4, 2013	By:	/s/ Robert P. Fishman
Robert P. Fishman Senior Vice President and Chief Financial Officer

Index to Exhibits
The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description

99.1	Revised Investor Presentation